Exhibit 10.7.2

[WhaleShark Media Logo]	WhaleShark Media UK Ltd 33-41 Dallington Street London, EC1V 0BB T: 0207 566 9840 F: 0207 549 2169 www.whalesharkmedia.com

1st February 2013

Via certified mail to:

Northburgh House Limited

Russell Bedford House

250 City Road

London EC1V 2QQ

RE: Termination of 33-41 Dallington Street Lease

To Whom It May Concern,

WhaleShark Media UK Ltd. (“WhaleShark”) and Northburgh House Limited (“Landlord”) entered into that certain Counterpart Lease Agreement, dated as of June 24, 2011 with a Completion Date of August 10, 2011 (the “Lease”). Pursuant to Section 9.2 of the Lease, WhaleShark may terminate the Lease on August 10, 2013 (the “Termination Date”), upon not less than six-months’ prior written notice to the Landlord, subject to certain conditions being met as more fully set forth in Section 9.3. Whaleshark hereby elects to terminate the Lease as of the Termination Date and acknowledges and agrees that WhaleShark will continue under the Lease until such Termination Date.

Best regards,

/s/ Mike Lester

Mike Lester Director WhaleShark Media UK Ltd. First Floor, 33-41 Dallington Street London, EC1V 0BB